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                                                                    Exhibit 10.3
                              TRIBAL/STATE COMPACT
                       FOR REGULATION OF CLASS III GAMING
              ON THE MISSISSIPPI BAND OF CHOCTAW INDIAN RESERVATION
                                 IN MISSISSIPPI

                                 AMENDMENT NO. 2


         WHEREAS, the State of Mississippi and the Mississippi Band of Choctaw Indians have entered into a Compact to govern the conduct of gaming on the Tribe's reservation as prescribed by the Indian Gaming Regulatory Act, Public Law 100-497, 102 Stat. 2467, 25 USC Sections 2701 to 2721, on December 4, 1992,
and

         WHEREAS, the Compact allows for "request for renegotiations" at SECTION 16 AMENDMENTS, and

         WHEREAS, the Tribal Council acting through the Tribal Chief has requested an amendment to SECTION 7.6(2) of the Compact due to changing conditions of the tribal economy. Gaming revenues have proven to be sufficient to meet the business needs of the casino and are currently being used to fund many essential governmental functions of the Tribe, thereforth be it

         RESOLVED that the Governor of the State of Mississippi and the Tribal Chief do hereby enter into the following Amendment of the TRIBAL/STATE COMPACT. The requested amendment to this Section removes the restrictions placed on Class III Net Revenues by including the following substituted language:

     Section 7.6(2) CLASS III NET REVENUES Per capita payments may be made to individual tribal members in an amount not to exceed one thousand and no/100 ($1,000.00) per year by the authority of, and in accordance with, an ordinance and regulations duly adopted by the Tribal Council, and with a Revenue Allocation Plan approved by the Bureau of Indian Affairs, U.S. Department of Interior, if required or the equivalent thereof.


STATE OF MISSISSIPPI                        MISSISSIPPI BAND OF CHOCTAW INDIANS
/s/ Kirk Fordice                            /s/ Phillip Martin
-----------------------------------         -----------------------------------
KIRK FORDICE, GOVERNOR                      PHILLIP MARTIN, CHIEF

DATE:  5/24/96                              DATE:  5/17/96
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AMENDMENT NO 2
TRIBAL/STATE COMPACT BETWEEN
STATE OF MISSISSIPPI
MISSISSIPPI BAND OF CHOCTAW INDIANS
U.S. DEPARTMENT OF INTERIOR
PAGE 2.




                                        /s/ Frank Steve
                                        ----------------------------------------
                                        FRANK STEVE, SECRETARY-TREASURER



                                        DATE: 5/22/96
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BUREAU OF INDIAN AFFAIRS

----------------------------
SECRETARY OF INTERIOR

DATE:
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